UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144
 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We are filing the audited consolidated balance sheet of EV Energy GP, L.P. at December 31, 2008, which is included as Exhibit 99.1 to this Current Report on Form 8–K, and the unaudited condensed consolidated balance sheet of EV Energy GP, L.P. at March 31, 2009, which is included as Exhibit 99.2 to this Current Report on Form 8–K.  EV Energy GP, L.P. is the general partner of EV Energy Partners, L.P.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.2	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Balance Sheet at December 31, 2008

99.2	Unaudited Condensed Consolidated Balance Sheet at March 31, 2009

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: June 10, 2009	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

EXHIBIT INDEX

23.2	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Balance Sheet at December 31, 2008

99.2	Unaudited Condensed Consolidated Balance Sheet at March 31, 2009